Exhibit 10.1



                            QUOTA PURCHASE AGREEMENT




               THIS AGREEMENT made as of the 6th day of February,




                                    BETWEEN:

                            ARGYLE SECURITIES LIMITED

                                       of

            Trust House 112, Bonadie Street, Kingstown, Saint Vincent


                               OF THE FIRST PART.


                                     -and -



                        WITS BASIN PRECIOUS MINERALS INC.



                                       of

            800 Nicollet Mall, Suite 2690, Minneapolis, MN 55402, USA



                               OF THE SECOND PART.

         THIS AGREEMENT is made and entered into this 6th day of February 2004, ("Effective Date") by and between ARGYLE SECURITIES LIMITED, a corporation organized under the laws of Saint Vincent ("Seller"), and WITS BASIN PRECIOUS MINERALS INC, a Minnesota corporation ("Purchaser");


         WHEREAS, the Seller is the record owner and holder of 9,999 (nine thousand, nine hundred and ninety-nine) Quotas in the issued Quotas of the capital of BRAZMIN LTDA, ("Company"), a limited liability company incorporated in the City of Rio de Janeiro, Brazil, which Company has issued Quotas of 10,000 Quotas of R1.00 (1 real) per Quota; and

         WHEREAS, the Purchaser desires to purchase the Seller's Quotas and the Seller desires to sell said Quotas, upon the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and in order to consummate the purchase and the sale of the Company's Quotas aforementioned, it is hereby agreed as follows:

         1.  PURCHASE AND SALE:

         Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, the Seller shall sell, convey, transfer, and deliver to the Purchaser, certificates representing such Quotas, and the Purchaser shall purchase from the Seller the Company's Quotas in consideration of the purchase price set forth in this Agreement. The certificates representing the Company's Quotas shall be duly endorsed for transfer or accompanied by appropriate Quotas transfer powers duly executed in blank, and shall have all the necessary documentary transfer tax stamps affixed thereto, if any. The closing of the transactions contemplated by this Agreement ("Closing"), shall be held at 800 Nicollet Mall, Suite 2690, Minneapolis, MN 55402, USA, on or as close to the Effective Date as is possible or such other place, date and time as the parties hereto may otherwise agree.


         2. AMOUNT AND PAYMENT OF PURCHASE PRICE.

         As total consideration for the purchase and sale of the Quotas, pursuant to this Agreement, on Effective Date or as soon as is practical thereafter but by no later than February 15, 2004, the Purchaser shall pay, transfer, convey to the Seller or such other party/parties to be designated by the Seller, the following:

                  (i)     US$50,000.00 cash; and

                  (ii) 700,000 restricted common shares of the Purchaser ("WITM Shares"). The WITM Shares shall be issued in the name of the Seller. The Purchaser acknowledges that, following the registration of the WITM Shares as contemplated by Paragraph (b) under "Purchaser Represents and Warrants" in Section 3, Seller will be free to transfer the WITM Shares as contemplated by such registration. The certificates representing the WITM Shares shall have all the necessary documentary transfer tax stamps affixed thereto, if any; and

                  (iii) 5-year warrant to purchase 150,000 common shares in the Purchaser ("WITM Warrant") at the greater of US$1.50 per share or the closing sale price of the common stock of the Purchaser as listed on the OTCBB at the Effective Date. The WITM Warrant shall be issued in the name of the Seller and will be in the form attached hereto as Exhibit A.


                  (iv) In addition to the Purchase Price as described in Paragraphs 2(i),(ii),(iii), the Purchaser agrees to the repayment of reasonable disbursements and out of pocket expenses made by Tau Capital Corp or Seller with regard to the Company in acquiring, maintaining or securing existing or new projects for the Company subsequent to December 1, 2003 until closing, not to exceed US$20,000.00.


3.       REPRESENTATIONS, WARRANTIES, AND INDEMNITIES OF SELLER AND PURCHASER.

Seller hereby warrants and represents:

(a)      Organization and Standing.

         Company is a company duly organized, validly existing and in good standing under the laws of Brazil and has the corporate power and authority to carry on its business as it is now being conducted.

(b)      Restrictions on Quotas.

         i. The Seller is not a party to any agreement, written or oral, creating rights in respect to the Company's Quotas in any third person or relating to the voting of the Company's Quotas, other than what has been disclosed.

         ii. Seller is the lawful owner of the Quotas, free and clear of all security interests, liens, encumbrances, equities and other charges, other than what has been disclosed.

         iii. Neither the Company nor Seller has any existing warrants, options, Quotas purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the Quotas, nor are there any securities convertible into such Quotas, other than what has been disclosed.

(c) Accuracy of Information

         i. As far as the Seller is aware, all data delivered to the Purchaser by or on behalf of the Seller or the Company is accurate.

         ii. As far as the Seller is aware, the Company has all of the rights necessary to explore and exploit each of the properties identified in that certain memorandum from MPH Consulting to Purchaser dated January 14, 2004, a copy of which Seller acknowledges receiving.

(d)      Investment in WITM Shares and Warrant.

         i. Seller recognizes that investment in the WITM Shares and the WITM Warrants (together with the shares of Purchaser common stock issuable upon exercise of the WITM Warrants, the "Securities") involves a high degree of risk, that such purchase may require be a long-term investment, that transferability and sale of the Securities, as well as the shares of common stock issuable upon conversion or exercise of the Securities, are restricted in many ways, and that Seller could sustain a total loss of its investment.

         ii. Seller represents and warrants that it is its intention to acquire the Securities for its own account for investment purposes and not with a view to resale in connection with any distribution thereof until registration of the WITM Shares as contemplated by Paragraph (b) under "Purchaser Represents and Warrants" in Section 3. Seller intends to receive and hold the Securities for its personal account. Seller represents and warrants that it is an "accredited investor" as defined by Rule 501(a) under the Securities Act.

         iii. Seller understands that: (i) the Securities have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act") or any securities laws of any state or other jurisdiction, and may not be offered for sale, sold, transferred, pledged or otherwise assigned unless (A) subsequently registered thereunder, or (B) Seller shall have delivered to the Purchaser, at the expense of Seller or its transferee, an opinion of counsel reasonably satisfactory to the Purchaser, to the effect that such Securities to be sold, transferred, pledged or otherwise assigned may be sold, transferred, pledged or otherwise assigned pursuant to an exemption from such registration, and (ii) any sale of the Securities made in reliance on Rule 144 promulgated under the Securities Act or any successor rule thereto ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the United States Securities and Exchange Commission thereunder.


         iv. Until the Securities have been transferred pursuant to an effective registration statement, as contemplated by Paragraph
                  (b) under "Purchaser  Hereby  Represents and Warrants" in this
                  Section 3, or pursuant to an exemption to the securities laws reasonable acceptable to the Purchaser and its counsel, Seller understands that the certificates or other instruments representing the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or instruments):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED, PLEDGED OR OTHERWISE ASSIGNED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

         Purchaser hereby warrants and represents:

(a)      Authorization

         The Purchaser has received the prerequisite number of board members signatures to consummate this transaction.

(b)      Restrictions on Shares.

         i. The Purchaser is not a party to any agreement, written or oral, creating rights in respect to the WITM Shares in any third person or relating to the voting of the WITM Shares.

         ii. Purchaser has the authority to issue WITM Shares free and clear of all security interests, liens, encumbrances, equities and other charges.

         iii. The Purchaser will use its commercially reasonable best efforts to have the WITM Shares registered for resale under the Securities Act no later than July 5, 2004. In the event that such shares are not so registered by July 5, 2004, the Seller will have the sole right (exercisable within ten (10) days thereafter) to terminate this Agreement subject to the upholding and unconditional survival of Paragraph 2(i)and 2(iv) above. In the event that the Seller elects to terminate as described, the Seller shall return the WITM Shares and the WITM Warrant to Purchaser and agree to the cancellation of the Consultants Agreements, Purchaser shall return to Seller the Quotas and, thereafter, other than the fulfillment of the obligations in terms of Paragraph 2(i)and 2(iv) above, neither party shall have any further obligation to the other.


         Seller and Purchaser hereby represent and warrant:

         i. that there has been no act or omission by Seller, Purchaser or the Company which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

         ii. that they are entitled and authorized to do that which is required in order to give effect to this Agreement



         Indemnification:

a.       Indemnification by Seller.

                  Seller shall indemnify, defend and hold harmless Purchaser and its directors, officers, employees, agents, consultants, representatives, successors, transferees and assigns
                  (individually a "Purchaser Indemnified Party"; and collectively, the "Purchaser's Indemnified Parties"), promptly upon demand, at any time and from time to time, from, against, and in respect of any and all demands, claims, losses, damages, judgments, liabilities, assessments, suits, actions, proceedings, interest, penalties, and expenses (including, without limitation, legal expenses for investigating or defending any actions or threatened actions or for enforcing such rights of indemnity and defense) incurred or suffered by the Purchaser's Indemnified Parties, in connection with, arising out of or as a result of each and all of the following:

                           (i) any breach of any representation or warranty made by Seller in this Agreement or in any other document or instrument delivered by Seller to Purchaser or entered into as part of the transactions contemplated by this Agreement;

                           (ii) the material breach of any covenant, agreement or obligation of Seller contained in this Agreement or any other document or instrument delivered by Seller to Purchaser or entered into as part of the transactions contemplated by this Agreement; and

                           (iii) subject to paragraph 2(iv) above, any and all liabilities and obligations of Seller or the Company and any and all liabilities and obligations arising from ownership of the Quotas or operation of the Company on or prior to the Closing.

         b.       Indemnification by Purchaser.

         Purchaser shall indemnify, defend and hold harmless Seller and its directors, officers, employees, agents, consultants, representatives, successors, transferees and assigns (individually a "Seller Indemnified Party"; and collectively, the "Seller's Indemnified Parties"), promptly upon demand, at any time and from time to time, from, against, and in respect of any and all demands, claims, losses, damages, judgments, liabilities, assessments, suits, actions, proceedings, interest, penalties, and expenses (including, without limitation, legal expenses for investigating or defending any actions or threatened actions or for enforcing such rights of indemnity and defense) incurred or suffered by the Seller's Indemnified Parties, in connection with, arising out of or as a result of each and all of the following:

                           (i) any breach of any representation or warranty made by Purchaser in this Agreement or in any other document or instrument delivered by Purchaser to Seller or entered into as part of the transactions contemplated by this Agreement;

                           (ii)     the   material   breach  of  any   covenant,
                                    agreement   or   obligation   of   Purchaser
                                    contained  in this  Agreement  or any  other
                                    document   or   instrument    delivered   by
                                    Purchaser to Seller or entered into as part of the transactions contemplated by this Agreement; and

                           (iii) any and all liabilities and obligations arising from ownership of the Quotas or operation of the Company after the Closing.

          Survival.

          The representations and warranties contained in this Agreement shall survive the Closing for a period of one (1) year.



4.       CONSULTING AGREEMENTS

         The Purchaser agrees to cause the Company to enter into consulting agreements with Alan Friedman (Tau Capital Corp) and Luis Azevedo (the "Consultants") on such terms and conditions as would be negotiated and agreed by the Purchaser and the Consultants. The Consultants intend to offer services to the Company in connection with identifying, acquiring and commercializing gold exploration and mining opportunities in Brazil. In addition, the Consultants will assist the Company in connection with the exploration and, if warranted, the exploitation of the Company's current projects. Notwithstanding the foregoing, the terms of such consulting agreements shall make provision for consulting fees to both Consultants of not less than an aggregate of US$4,000 per month (such funds to be guaranteed by the Purchaser) and a 6-month term, subject to extensions upon the mutual agreement of the parties. The consulting agreements shall also provide for such other terms to be mutually agreed upon by the parties, including without limitation, provisions relating to incentive compensation, confidentiality, assignment to the Purchaser or Company of intellectual property rights in past and future work product and restrictions on competition, and a provision for automatic cancellation in the event this Agreement is terminated by Seller pursuant to Paragraph 3.



5.       EXPENSES.

         The Purchaser agrees to pay expenses incident to this Agreement and the transactions contemplated thereby until Closing.


6.       GENERAL PROVISIONS.


(a)      Entire Agreement.

         This Agreement constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.


(b)      Sections and Other Headings.

         The section and other  headings  contained  in this  Agreement  are for
         reference   purposes   only  and  shall  not  affect  the   meaning  or
         interpretation of this Agreement.

(c)      Severability.

         If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(d)      Governing Law.

         This agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Minnesota. The parties herein agree to submit to the jurisdiction and venue of a court of subject matter jurisdiction located in Minneapolis, Minnesota, USA. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

SIGNED AT               THIS           DAY OF                   2004.

AS WITNESSES:

1.

2.

/s/ Warren Newfield
------------------------------------
ARGYLE SECURITIES LIMITED
being duly authorized thereto

SIGNED AT              THIS    6th       DAY OF   February        2004.

AS WITNESSES:

1.

2.


/s/ H. Vance White
-------------------------------------
WITS BASIN PRECIOUS MINERALS INC.
being duly authorized thereto

                                  EXHIBIT "A"


The Warrant and the securities issuable upon exercise of this Warrant (the "Securities") have not been registered under the Securities Act of 1933 (the "Securities Act") or under any state securities or Blue Sky laws ("Blue Sky Laws"). No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the Securities or any interest therein may be made except (a) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws or (b) if the Company has been furnished with both an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration is required because of the availability of an exemption from registration under the Securities Act and applicable Blue Sky Laws, and assurances that the transfer, sale, assignment, pledge, hypothecation or other disposition will be made only in compliance with the conditions of any such registration or exemption.


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                      OF WITS BASIN PRECIOUS MINERALS INC.

Warrant No. 2004-__                                       Minneapolis, Minnesota
                                                               February __, 2004

         This certifies that, for value received, Argyle Securities Limited, or its successors or assigns (the "Holder"), is entitled to purchase from Wits Basin Precious Minerals Inc., a Minnesota corporation (the "Company"), One Hundred Fifty Thousand (150,000) fully paid and nonassessable shares (the "Shares") of the Company's Common Stock, $.01 par value (the "Common Stock"), at an exercise price of $[____] per share (the "Exercise Price"), subject to adjustment as herein provided. This Warrant may be exercised by Holder at any time after the date hereof; provided, however, that, Holder shall in no event have the right to exercise this Warrant or any portion thereof after February __, 2009, at which time all of Holder's rights hereunder shall expire.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed, if required, at the Company's principal office in Minneapolis, Minnesota, or such other office or agency of the Company as the Company may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company at any time within the period above named), and upon payment to it by certified check, bank draft or cash of the purchase price for such Shares. The Company agrees that the Shares so purchased shall have and are deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Shares as aforesaid. Certificates for the Shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time. The Company may require that any such new Warrant or any certificate for Shares purchased upon the exercise hereof bear a legend substantially similar to that which is contained on the face of this Warrant.

         2. Transferability of this Warrant. This Warrant is issued upon the following terms, to which Holder consents and agrees:

                  (a) Until this Warrant is transferred on the books of the Company, the Company will treat the Holder of this Warrant registered as such on the books of the Company as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

                  (b) This Warrant may not be exercised, and this Warrant and the Shares underlying this Warrant shall not be transferable, except in compliance with all applicable state and federal securities laws, regulations and orders, and with all other applicable laws, regulations and orders.

                  (c) The Warrant may not be transferred, and the Shares underlying this Warrant may not be transferred, without the Holder obtaining an opinion of counsel satisfactory in form and substance to the Company's counsel stating that the proposed transaction will not result in a prohibited transaction under the Securities Act of 1933, as amended ("Securities Act"), and applicable Blue Sky laws. By accepting this Warrant, the Holder agrees to act in accordance with any conditions reasonably imposed on such transfer by such opinion of counsel.

                  (d) Neither this issuance of this Warrant nor the issuance of the Shares underlying this Warrant have been registered under the Securities Act.

         3. Certain Covenants of the Company. The Company covenants and agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and full payment for the Shares so purchased, will be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue hereof, except those that may be created by or imposed upon the Holder or its property, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such actions as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved free of preemptive or other rights for the exclusive purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. Adjustment of Exercise Price and Number of Shares. The Exercise Price and number of Shares are subject to the following adjustments:

                  (a) Adjustment of Exercise Price for Stock Dividend, Stock Split or Stock Combination. In the event that (i) any dividends on any class of stock of the Company payable in Common Stock or securities convertible into or exercisable for Common Stock ("Common Stock Equivalents") shall be paid by the Company, (ii) the Company shall subdivide its then outstanding shares of Common Stock into a greater number of shares, or (iii) the Company shall combine its outstanding shares of Common Stock, by reclassification or otherwise, then, in any such event, the Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing
(a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event, and the resulting quotient shall be the adjusted Exercise Price per share. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than $.05 per share.

                  (b) Adjustment of Number of Shares Purchasable on Exercise of Warrants. Upon each adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Exercise Price in effect prior to such adjustment) by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (c) Notice as to Adjustment. Upon any adjustment of the Exercise Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of the Warrant, then, and in each such case, the Company within thirty (30) days thereafter shall give written notice thereof, by first class mail, postage prepaid, addressed to each Holder as shown on the books of the Company, which notice shall state the adjusted Exercise
Price and the increased or decreased number of shares purchasable upon the exercise of the Warrants, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (d) Effect of Reorganization, Reclassification, Merger, etc. If at any time while this Warrant is outstanding there should be (i) any capital reorganization of the capital stock of the Company (other than the issuance of any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise and other than a combination of shares provided for in Section 4(a) hereof), (ii) any consolidation or merger of the Company with another corporation, or any sale, conveyance, lease or other transfer by the Company of all or substantially all of its property to any other corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive cash, stock, securities, or assets with respect to or in exchange for Common Stock, or (iii) any dividend or any other distribution upon any class of stock of the Company payable in stock of the Company of a different class, other securities of the Company, or other property of the Company (other than cash), then, as a part of such transaction, lawful provision shall be made so that Holder shall have the right thereafter to receive, upon the exercise hereof, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, or of the corporation to which the property of the Company has been sold, conveyed, leased or otherwise transferred, as the case may be, which the Holder would have been entitled to receive upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance, lease or other transfer, if this Warrant had been exercised immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, conveyance, lease or other transfer. In any such case, appropriate adjustments (as determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth in this Warrant (including the adjustment of the Exercise Price and the number of Shares issuable upon the exercise of the Warrant) to the end that the provisions set forth herein shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise of the Warrant as if the Warrant had been exercised immediately prior to such capital reorganization, reclassification of capital stock, such consolidation, merger, sale, conveyance, lease or other transfer and the Holder had carried out the terms of the exchange as provided for by such capital reorganization, consolidation or merger. The Company shall not effect any such capital reorganization, consolidation, merger or transfer unless, upon or prior to the consummation thereof, the successor corporation or the corporation to which the property of the Company has been sold, conveyed, leased or otherwise transferred shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions such Holder shall be entitled to purchase.

         5. No Rights as Shareholder. This Warrant shall not entitle the Holder as such to any voting rights or other rights as a shareholder of the Company.

         6. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota.

         7. Amendments and Waivers. The provisions of this Warrant may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given, unless the Company agrees in writing and has obtained the written consent of the Holder.

         8. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Holder shall be mailed, delivered, or telefaxed and confirmed to the Holder at his or her address set forth on the records of the Company; or if sent to the Company shall be mailed, delivered, or telefaxed and confirmed to Wits Basin Precious Minerals Inc., 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402, facsimile number (612) 338-7332, or to such other address as the Company or the Holder shall notify the other as provided in this Section.

         IN WITNESS WHEREOF, Wits Basin Precious Minerals Inc. has caused this Warrant to be signed by its duly authorized officer in the date set forth above.

                                       WITS BASIN PRECIOUS MINERALS INC.


                                       By:_____________________________________
                                                H. Vance White
                                                Chief Executive Officer

                                SUBSCRIPTION FORM

         To be signed only upon exercise of Warrant.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________________ of the shares of Common Stock of Wits Basin Precious Minerals Inc. (the "Shares") to which such Warrant relates and herewith makes payment of $_____________ therefor in cash, certified check or bank draft and requests that a certificate evidencing the Shares be delivered to, ____________________________, the address for whom is set forth below the signature of the undersigned:

Dated: ____________________



                                            (Signature)


                                            (Address)



                                                [ ]   [ ]    [ ]


                                 ASSIGNMENT FORM

         To be signed only upon authorized transfer of Warrant.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _____________________________________ the right to purchase shares of Common Stock of Wits Basin Precious Minerals Inc. to which the within Warrant relates and appoints ____________________ attorney, to transfer said right on the books of _________________ with full power of substitution in the premises.

Dated: ____________________



                                        ------------------------------------
                                        (Signature)


                                        ------------------------------------
                                        (Address)